SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	August 5, 2004

Diversified Corporate Resources, Inc.
(Exact name of Registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	0-13984 (Commission File Number)	75-1565578 (I.R.S. Employer Identification No.)
10670 North Central Expressway Suite 600 Dallas, Texas 75231 (Address of principal executive offices)
(972) 458-8500 (Registrant's telephone number, including area code)

Item 5. Other Events and Required FD Disclosure

On August 5, 2004, Diversified Corporate Resources, Inc. (the "Company") issued the press release attached as an exhibit to this Report.

Item 7. Financial Statements and Exhibits.
(c)	Exhibits.
	Exhibit No.	Description of Exhibit
	99.1	Press Release of Diversified Corporate Resources, Inc., dated August 5, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diversified Corporate Resources, Inc. Registrant
Date: August 5, 2004	By:	/S/ J. Michael Moore J. Michael Moore Chief Executive Officer (Principal Executive Officer)